Exhibit 13

MITSUBISHI UFJ FINANCIAL GROUP, INC.

CERTIFICATION REQUIRED BY

RULE 13a-14(b) OR RULE 15d-14(b)

AND 18 U.S.C. Section 1350

In connection with the Annual Report of Mitsubishi UFJ Financial Group, Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2007 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Nobuo Kuroyanagi, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ NOBUO KUROYANAGI
Name: Nobuo Kuroyanagi
Title: President and Chief Executive Officer

Dated: September 21, 2007

MITSUBISHI UFJ FINANCIAL GROUP, INC.

CERTIFICATION REQUIRED

BY RULE 13a-14(b) OR RULE 15d-14(b)

AND 18 U.S.C. Section 1350

In connection with the Annual Report of Mitsubishi UFJ Financial Group, Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2007 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Hiroshi Saito, Senior Managing Director and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HIROSHI SAITO
Name: Hiroshi Saito Title: Senior Managing Director and Chief Financial Officer

Dated: September 21, 2007